Exhibit 99.1

Barclays Global Financial Services Conference September 15, 2020

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, the Company's financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "project," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future impact of COVID-19 on our business and financial operations, future loan delinquencies and forbearances, projected servicing portfolio trends and EBO activities, expected earnings and financial results, and other business and financial expectations.

Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company's businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; expected discontinuation of LIBOR; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; any required additional capital and liquidity to support business growth that may not be available on acceptable terms, if at all; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation of new business activities or expansion of existing business activities; our ability to detect misconduct and fraud; and our ability to mitigate cybersecurity risks and cyber incidents; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents.

You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

PennyMac® Financial Services, Inc.

2

3 PFSI Is a Leading Nonbank Residential Mortgage Specialist (1) Source: Inside Mortgage Finance, for the last twelve months ended June 30, 2020 or as of June 30, 2020 Loan Production Volume Loan Servicing Portfolio Net Assets Under Management x 13 th year of operations; initial public offering in May 2013 Leading Market Position in the U.S. x 3 rd largest mortgage producer (1) x 8 th largest mortgage servicer (1) Unique Capabilities x Comprehensive and scalable mortgage platform with considerable opportunities for growth x Significant technology investments drive competitive advantage and scale x Well - developed and sophisticated risk management structure x Unique, synergistic partnership with PennyMac Mortgage Investment Trust (NYSE: PMT), a tax - efficient investment vehicle (in billions) x Largest government - insured producer (1) x Largest correspondent producer (1) (UPB in billions) (UPB in billions) $31.7 $150.3 2013 LTM @ 6/30/2020 $44.4 $388.3 6/30/2013 6/30/2020 $1.2 $2.2 6/30/2013 6/30/2020

PFSI Represents an Attractive Investment Opportunity

- Track record of strong profitability; profitable every year since 2008[(1)]
- Increased liquidity and public float since corporate reorganization in 2018[(2)]
- Quarterly dividend introduced in 2019 represents an important component in the structure of providing long-term, sustainable stockholder returns

Earnings Per Share (EPS) for PFSI[(3)]



Record annual earnings in 2019; record earnings in 1H20
$1.73
$2.17
$2.94
$4.03
$2.59
$4.89
$8.11
2014
2015
2016
2017
2018
2019
1H20

Annualized Total Return to Stockholders[(4)]



+80%
+47%
+26%
1-Year
3-Years
5-Years

Daily Average Trading Volume[(5)]



(in thousands of shares)
Corporate Reorganization(2)
148
324
867
4/30/18 - 10/31/18
11/1/18 - 12/31/19
1/1/20 - 8/31/20

PennyMac® Financial Services, Inc.

(1) Private National Mortgage Acceptance Company, LLC commenced operations in 2008 and is a wholly-owned subsidiary of PFSI, which completed its initial public offering in May 2013. (2) PFSI completed a reorganization on November 1, 2018 that simplified its corporate structure by converting all equity ownership into a single class of publicly traded common stock (3) EPS in 2017 and 2018 included $1.79 and $0.11, respectively, of tax related benefits (4) Source: Bloomberg. Total return with dividends reinvested as of 8/31/20. (5) S&P Global Market Intelligence

4

PFSI's Success Built Upon Unique Business Model and Risk Management

- **Balanced business model, with established scale in loan production and servicing**
  - Drives profitability across different market environments
  - Production volumes more weighted to purchase-money loans (42% of total production YTD), significantly higher than the industry average
- **Unique expertise in disciplined risk management – critical to PFSI's success during the COVID-19 crisis and current market environment**
  - Strong balance sheet with low leverage versus competitors
  - Well-developed and sophisticated enterprise risk management systems and infrastructure
  - Leader in capital markets and interest rate risk management, including history of success in hedging MSRs
- **Track record of successful capital management**
  - Retained earnings drive book value growth
  - Repurchased over 8 million shares since 2017

Book Value per Share Since IPO[1]



25% CAGR[2]
$7.27
$12.32
$21.34
$26.26
$34.26
6/30/13
12/31/15
12/31/18
12/31/19
6/30/20

Total Debt to Equity[3]



2.4x
2.4x
3.0x
2.3x
12/31/17
12/31/18
12/31/19
6/30/20

PennyMac Financial Services, Inc.

[1] Initial Public Offering was May 8, 2013
[2] Compounded annual growth rate
[3] All interest-bearing debt (assets sold under agreements to repurchase, mortgage loan participation and sale agreements, notes payable secured by mortgage servicing assets, obligations under capital lease, excess servicing spread financing payable to PennyMac Mortgage Investment Trust at fair value) divided by stockholders' equity

5

PFSI's Earnings Growth Driven by Direct Lending and Servicing Scale



Production Pretax Income
($ in millions)
Estimated contribution from direct lending (CDL & BDL)
$238.5
$87.3
$527.8
$778.2
2017
2018
2019
1H20



Servicing Pretax Income
($ in millions)
$103.0
$58.7
$172.3
$146.5
$146.8
-$14.8
$129.2
$108.4
2017
2018
2019
1H20
(1)
Pretax income
Pretax income excluding valuation-related changes



Investment Management Pretax Income
($ in millions)
$5.8
$7.0
$16.4
$8.5
2017
2018
2019
1H20

- **Faster growth direct lending channels (consumer and broker direct) are significant contributors to PFSI's earnings growth – see slide 10**
- **PFSI is capturing this growth as a result of significant technology and infrastructure investments made in recent years, coupled with increased hiring to grow the operating platform**

PennyMac Financial Services, Inc.

Note: Does not include pretax income from non-segment activities which was $32.9 million in 2017 and $1.1 million in 2018, which primarily represents Repricing of payable to exchanged Private National Mortgage Acceptance Company, LLC unitholders under a tax receivable agreement. $32.0 million was the result of the change in the federal income tax rate under the Tax Cuts and Jobs Act of 2017.

(1) Valuation-related changes include MSR fair value changes before recognition of realization of cash flows, related hedging and other gains (losses), and provision for credit losses on active loans considered in the assessment of MSR fair value changes

6

Technology Investments Drive Continued Growth

Production Technology

Correspondent Production

- P3, PennyMac's new correspondent lending portal, leverages proprietary systems and Ellie Mae's next generation Encompass Digital Lending Platform
- Seamless integration with PennyMac's proprietary loan bidding system; instantly prices loans for unique characteristics and required returns
- Enables an improved customer experience and process consistencies while increasing the speed of system enhancements
- Through August 31, all of our correspondent clients have migrated onto P3 with $26.1 billion in locks processed

Consumer Direct

- MAC, our consumer direct portal, allows potential borrowers to interact with their loan application online from end to end
- Creates improved productivity for loan officers; critical in managing capacity to consumer demand

Broker Direct

- POWER, our broker direct portal, provides brokers with an efficient and secure self-service delivery platform to exchange data and information
- Creates increased operational efficiencies, a seamless experience for brokers and, ultimately, the consumer

Supported by low-cost and efficient fulfillment process; plans to eventually consolidate all channels to a single, cloud-based system

Servicing Systems Environment (SSE)

- Proprietary, workflow-driven servicing system with a modern, scalable and flexible architecture, built to meet PennyMac's unique needs as an industry-leading mortgage servicer
- Full cloud-based infrastructure, real-time processing and data management
- Enables PennyMac associates to find the best solution for customers with COVID-related hardship via automated forbearance management and different loss mitigation options

PennyMac Financial Services, Inc.

7

Consistent Gains in Market Share Across All Businesses 8 8 Correspondent Production (1) Consumer Direct Production (1) Broker Direct Production (1) Loan Servicing (1) 10.5% 11.9% 15.5% 17.0% 2017 2018 2019 1H20 0.3% 1.1% 1.8% 2017 2018 2019 1H20 0.5% 0.5% 0.7% 1.0% 2017 2018 2019 1H20 N/A 2.3% 2.7% 3.3% 3.4% 12/31/17 12/31/18 12/31/19 6/30/20 (1) Source: Inside Mortgage Finance and company estimates for 1H20 or as of 6/30/20. Inside Mortgage Finance estimates total 1H20 origination market of $1.535 trillion . Correspondent production share estimate is based on PFSI and PMT acquisition volume of $59.7 billion divided by $350 billion for the correspondent market. Consumer direct production share is based on PFSI originations of $9.1 billion divided by $953 billion for the retail market. Broker direct production share is based on PFSI originations of $4.2 billion divided by $232 billion for the broker m ark et. Loan servicing market share is based on PFSI’s servicing UPB of $388.3 billion divided by an estimated $11.3 trillion in mortgage debt outstanding as of June 30, 2020.

Opportunity in the Mortgage Origination Market

U.S. Mortgage Origination Market(1)



(UPB in billions)
$2,325
$3,103
$2,372
2019
2020E
2021E
Purchase
Refinance

Average 30-year fixed rate mortgage(2)



5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.86%
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20

- Economic forecasts for total originations in 2020 have increased to over $3 trillion, the highest level since 2003 supported by:
  - All-time low rates driving robust refinance and purchase mortgage demand
  - Recent increase in purchase origination forecasts include higher demand in suburban areas
  - Sales of previously owned homes, which posted their largest ever monthly increase in June and sales of new homes, which have been above consensus expectations
- $2.4 trillion origination market expected in 2021, larger than 2019
- Margins remain elevated in direct lending channels driven by industry capacity constraints; correspondent margins have decreased from record levels in early 2Q20
- While PennyMac was one of the few lenders who continued to originate, fund and settle loans throughout March and April, other market participants have returned
- PennyMac has been able to capitalize on the market opportunity as a result of its capital structure, risk management disciplines, and significant technology and infrastructure investments made in recent years

(1) Actual originations: Inside Mortgage Finance. Total originations forecast: Average of Mortgage Bankers Association (8/20/20), Fannie Mae (8/10/20), and Freddie Mac (6/16/20) forecasts.
(2) Freddie Mac Primary Mortgage Market Survey. 2.86% as of 9/10/20

PennyMac Financial Services, Inc.
9

10 Faster Growth Direct Lending Has Outsized Impact on Production Earnings Consumer Direct Lending Volume (UPB in billions) Broker Direct Lending Volume (UPB in billions ) ▪ While the direct lending channels (consumer and broker direct) represented 21% of PFSI’s production volume in 2Q20, they accounted for approximately 60% of pretax income from PFSI’s production segment ▪ Substantial potential to grow market share in consumer direct (currently ~1%) and broker direct (~2%), versus correspondent (~17%) where PennyMac is already the market leader (1) $2.0 $2.7 $3.8 $4.0 $5.1 2Q19 3Q19 4Q19 1Q20 2Q20 $0.8 $1.2 $1.4 $1.6 $2.6 2Q19 3Q19 4Q19 1Q20 2Q20 2.6x 3.1x (1) According to Inside Mortgage Finance for 2Q20

Servicing Portfolio Trends and EBO Activity

Loan Servicing Portfolio Composition

(UPB in billions)



$194.2
$245.8
$299.3
$368.7
$388.3
12/31/2016
12/31/2017
12/31/2018
12/31/2019
6/30/2020
Prime owned
Prime subserviced and other

Servicing Rights Owned (6/30/20)

(UPB in billions)

Delinquent loans[(1)]:	
30 days	$7,589,181
60 days	$8,073,130
90 days or more:	
Not in foreclosure	**$20,428,946**
In foreclosure	$954,312
Foreclosed	$18,596

- Servicing portfolio UPB has grown 5% since December 31, 2019 despite elevated prepayment speeds and disruption in the correspondent production market
- At June 30, 2020, $20.4 billion in UPB of the loans in PFSI's predominately government MSR portfolio were 90 days or more delinquent and not in foreclosure as a result of COVID-related forbearance plans, providing the potential for significant EBO activity in the second half of 2020, and in 2021
  - Revenues related to the reperformance and subsequent redelivery of previously-delinquent Ginnie Mae loans bought out in prior periods are expected to meaningfully exceed associated expenses and the costs of managing a large and growing predominately Ginnie Mae servicing portfolio
- We are expanding our financing facilities and expect to deploy a portion of excess liquidity to fund future EBO activity

(1) Includes delinquent loans in COVID-19 related forbearance plans that were requested by borrowers seeking payment relief in accordance with the Coronavirus Aid, Relief, and Economic Security Act ("CARES Act") of 2020

PennyMac Financial Services, Inc.

11

12 Third Quarter Trends for PFSI Production volumes remain at elevated levels through August 31 st ▪ Correspondent acquisitions quarter - to - date totaled $27.8 billion in UPB; locks totaled $35.2 billion ▪ Consumer - direct originations quarter - to - date totaled $4.1 billion in UPB; locks totaled $7.1 billion – $5.6 billion committed pipeline at August 31, 2020 ▪ Broker - direct originations quarter - to - date totaled $2.1 billion in UPB; locks totaled $3.4 billion – $2.4 billion committed pipeline at August 31, 2020 Servicing portfolio growth continues, driven by strong production volumes ▪ $396 billion in UPB at August 31, 2020 PFSI’s earnings per share for the third quarter are expected to exceed the second quarter’s record EPS While prospects for the U.S. economy remain uncertain, given the present market environment, we expect PFSI’s exceptional financial performance to persist into 2021

Appendix

Synergistic Partnership with PMT Is a Key Competitive Advantage 14 Best - in - Class Operating Platform (NYSE: PFSI) Management Agreements Tax - Efficient Investment Vehicle (NYSE: PMT) Services Agreements ▪ $2.5 billion of stockholders’ equity (1) ▪ Leading nonbank residential mortgage specialist ▪ Legacy - free, specialized and scalable operating platform ▪ Large - scale, technology driven operations ▪ Seasoned and highly experienced management team ▪ Well capitalized with diversified funding sources ▪ $2.2 billion of shareholders’ equity, including $300 million of preferred equity (1) ▪ Grew balance sheet from $324 million in assets at time of IPO to over $ 9.1 billion (1) ▪ Leading residential credit investor ▪ Current focus for new investments: – Correspondent Production – MSRs ▪ Infrastructure in place for new products (1) As of June 30, 2020

15 MSR Valuation Changes and Offsets ($ in millions) Hedging Approach Continues to Moderate the Volatility of PFSI’s Results Note: Figures may not sum exactly due to rounding ▪ PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production - related income, which totaled $778.2 million in 1H20 ▪ Year - to - date through June 30, MSR fair value losses totaled $1.03 billion, offset by hedging and other gains totaling $1.04 billion – Reflects disciplined focused on capital preservation and risk management to protect the value of the MSR asset across varying interest rate environments $163.7 ($559.0) ($1,028.6) ($129.5) $404.8 $1,036.0 $87.3 $527.8 $778.2 2018 2019 1H20 MSR fair value change before recognition of realization of cash flows Hedging and other gains (losses) Production pretax income

Owned Portfolio Servicing Trends – COVID Forbearances & EBO Activity


Forbearance Rate (1)
13.2%
4.2%
8.9%
12.4%
1.9%
10.6%
11.7%
1.6%
10.1%
4/30/2020
6/30/2020
7/31/2020
Delinquent
Current

- 69% of forbearance plans in effect as of April 30th have been extended
- The percentage of loans in PFSI's MSR portfolio under forbearance plans declined from April 30th to July 31st as a 21% increase in new forbearance plans since April 30th was more than offset by 31% of the borrowers in forbearance plans as of April 30th who have exited
  - Loans in forbearance that remained current or went delinquent and subsequently re-performed were 18%
  - Forbearances transitioning to active loss mitigation primarily to complete partial claims and streamline modifications represented 11%
  - Payoffs represented approximately 2%
- Eligible delinquent loans that are bought out of MBS (EBOs) and subsequently cure that remain current for six months and streamline modifications may be re-delivered under Ginnie Mae guidelines
- At July 31, 2020 10.1% of the loans in PFSI's predominately government MSR portfolio were in forbearance plans and delinquent, providing the potential for significant EBO activity in the second half of 2020, and in 2021
- We are expanding our financing facilities and expect to deploy a portion of excess liquidity to fund future EBO activity

PennyMac Financial Services, Inc.

(1) Forbearance data based on loan count (i.e., not UPB). As of 7/31/2020, forbearance units amounted to 145,929, total portfolio units were 1,246,363, and portfolio UPB was $240.7 billion

16

17 PennyMac’s Enterprise Risk Management (ERM) Foundation ▪ Effective governance, compliance and operating systems are critical ▪ PennyMac has utilized a “three - lines of defense” model to monitor the effectiveness of controls ▪ ERM is a fundamental part of our day - to - day operating activities and a core component of our strategic planning process ▪ Our risk management infrastructure combines our extensive market expertise and technology to identify and monitor risks across the enterprise ERM Framework Overview First Line: Primary responsibility for managing risk including policies and procedures, training , reporting , quality assurance testing, monitoring and implementing corrective actions. Second Line : Assesses risk and identifies changes in internal and external requirements, establishes corporate policies, procedures , and corporate training requirements, assesses the quality of controls and adherence to policies and procedures. Third Line: Internal Audit assesses the quality of controls and reports these results and the status of corrective actions. The Board has ov erall responsibility for the assessment of the Company’s risk profile.